UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Soliciting Material Pursuant to Section 240.14a-12

DNP Select Income Fund Inc.

Duff & Phelps Global Utility Income Fund Inc.

Duff & Phelps Utility and Corporate Bond Trust Inc.

DTF Tax-Free Income Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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DNP SELECT INCOME FUND INC.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

DTF TAX-FREE INCOME INC.

200 S. Wacker Drive, Suite 500

Chicago, Illinois 60606

(800) 338-8214

NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS

JUNE 18, 2015

The annual meeting of shareholders of each of DNP Select Income Fund Inc. (“DNP”), Duff & Phelps Global Utility Income Fund Inc. (“DPG”), Duff & Phelps Utility and Corporate Bond Trust Inc. (“DUC”) and DTF Tax-Free Income Inc. (“DTF” and, collectively with DNP, DPG and DUC, the “Funds”) will be held jointly at 200 S. Wacker Drive, 34th Floor, Chicago, Illinois, on Thursday, June 18, 2015 at 1:00 p.m., Central Time, to:

1.	Elect directors of each Fund in the following manner:

a.	Elect Donald C. Burke, Stewart E. Conner, Eileen A. Moran, and David J. Vitale as directors of DNP by the holders of DNP’s common stock;

b.	Elect Donald C. Burke, Stewart E. Conner, Eileen A. Moran, and David J. Vitale as directors of DPG by the holders of DPG’s common stock;

c.	Elect Donald C. Burke, Stewart E. Conner, Eileen A. Moran, and David J. Vitale as directors of DUC by the holders of DUC’s common stock;

d.	Elect Donald C. Burke, Stewart E. Conner, Eileen A. Moran, and David J. Vitale as directors of DTF by the holders of DTF’s common and preferred stock, voting together as a single class; and

2.	Transact such other business as may properly come before the meeting, or any adjournment or postponement thereof.

Shareholders of record at the close of business on April 23, 2015 are entitled to vote at the meeting.

For the Board of Directors of each of the Funds,

T. BROOKS BEITTEL Secretary

May 7, 2015

SHAREHOLDERS, WE NEED YOUR PROXY VOTE IMMEDIATELY.

YOUR VOTE IS VITAL. THE JOINT MEETING OF SHAREHOLDERS WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF FEWER THAN A MAJORITY OF THE SHARES ELIGIBLE TO VOTE ARE REPRESENTED. IN THAT EVENT, ONE OR MORE OF THE FUNDS WOULD ADJOURN THE MEETING AND CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO OBTAIN A QUORUM. TO AVOID THE EXPENSE OF AND THE POSSIBLE DELAY CREATED BY SUCH A SOLICITATION, PLEASE VOTE YOUR PROXY IMMEDIATELY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

JOINT PROXY STATEMENT

The board of directors (the “Board”) of each of DNP Select Income Fund Inc. (“DNP”), Duff & Phelps Global Utility Income Fund Inc. (“DPG”), Duff & Phelps Utility and Corporate Bond Trust Inc. (“DUC”) and DTF Tax-Free Income Inc. (“DTF” and, collectively with DNP, DPG and DUC, the “Funds”) is soliciting proxies from the shareholders of each Fund for use at the joint annual meeting of shareholders to be held on Thursday, June 18, 2015 and at any adjournment or postponement of that meeting. A proxy may be revoked at any time before it is voted, either by voting in person at the meeting or by written notice to the applicable Fund or delivery of a later-dated proxy.

The meeting is scheduled as a joint meeting of the respective shareholders of the Funds because the shareholders of each Fund are expected to consider and vote on similar matters. The Board has determined that the use of a joint proxy statement for the meeting is in the best interest of the shareholders of each Fund. In the event that any shareholder of a Fund present at the meeting objects to the holding of a joint meeting and moves for an adjournment of such Fund’s meeting to a time immediately after the meeting, so that such Fund’s meeting may be held separately, the persons named as proxies will vote in favor of such adjournment. Shareholders of each Fund will vote separately on each of the proposals relating to their respective Fund, and an unfavorable vote on a proposal by the shareholders of one Fund will not affect the implementation by the other Fund of such proposal if the shareholders of such other Fund approve the proposal.

Summary of Proposals to Be Voted Upon

Proposal		Fund and Classes of Shareholders Entitled to Vote
1a.	Election of Donald C. Burke, Stewart E. Conner, Eileen A. Moran, and David J. Vitale as directors of DNP	DNP common stock
1b.	Election of Donald C. Burke, Stewart E. Conner, Eileen A. Moran, and David J. Vitale as directors of DPG	DPG common stock
1c.	Election of Donald C. Burke, Stewart E. Conner, Eileen A. Moran, and David J. Vitale as directors of DUC	DUC common stock
1d.	Election of Donald C. Burke, Stewart E. Conner, Eileen A. Moran, and David J. Vitale as directors of DTF	DTF common and preferred stock

Shareholders of record of each Fund at the close of business on April 23, 2015 are entitled to notice of and to participate in the meeting. On the record date: DNP had 277,934,674 shares of common stock outstanding and 3,000 shares of preferred stock outstanding; DPG had 37,929,806 shares of common stock outstanding; DUC had 27,494,683 shares of common stock outstanding; and DTF had 8,519,010 shares of common stock and 650 shares of preferred stock outstanding. Each share of common stock outstanding on the record date entitles the holder thereof to one vote for each director being elected by the common stock (with no cumulative voting permitted) and to one vote on each other matter. Each share of preferred stock outstanding on the record date entitles the holder thereof to one vote for each director being elected by the preferred stock (with no cumulative voting permitted).

This proxy statement is first being mailed on or about May 7, 2015. The Funds will bear the cost of the annual meeting and this proxy solicitation.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on Thursday, June 18, 2015: The proxy statement for the 2015 annual meeting, the form of proxy card and the annual report for the most recently ended fiscal year are available to DNP shareholders at www.dnpselectincome.com/proxy, DPG shareholders at www.dpgfund.com/proxy, DUC shareholders at www.ducfund.com/proxy and DTF shareholders at www.dtffund.com/proxy. You can obtain directions to the annual meeting by contacting DNP’s, DUC’s and DTF’s administrator at 888-878-7845 (toll-free) or at fa@hilliard.com or DPG’s administrator at 866-270-7598 (toll-free) or at duff@virtus.com.

1. ELECTION OF DIRECTORS

The Board of each Fund is responsible for the overall management and operations of that Fund. As of the date of this joint proxy statement, the Board of each Fund is comprised of the same ten directors. Directors of each Fund are divided into three classes and are elected to serve staggered three-year terms.

The persons named in the enclosed proxy intend to vote in favor of the election of the persons named below (unless otherwise instructed). Each of the nominees has consented to serve as a director of the Fund, if elected. In case any of the nominees should become unavailable for election for any unforeseen reason, the persons designated in the proxy will have the right to vote for a substitute.

Election of DNP Directors (Proposal 1a.)

At the meeting, holders of DNP common stock are entitled to elect four directors for a term ending in 2018 to serve until the annual meeting of shareholders in that year or until their respective successors are elected and qualified. A plurality of votes cast at the meeting by the holders of DNP common stock as to the directors representing the common stock is necessary to elect those directors. Abstentions and broker-non-votes are counted for purposes of determining whether a quorum is present at the meeting, but will not affect the determination of whether a director candidate has received a plurality of votes cast. The holders of DNP preferred stock are not entitled to elect any directors at this meeting.

Election of DPG Directors (Proposal 1b.)

At the meeting, holders of DPG common stock are entitled to elect four directors for a term ending in 2018 to serve until the annual meeting of shareholders in that year or until their respective successors are elected and qualified. A plurality of votes cast at the meeting by the holders of DPG common stock is necessary to elect those directors. Abstentions and broker-non-votes are counted for purposes of determining whether a quorum is present at the meeting, but will not affect the determination of whether a director candidate has received a plurality of votes cast.

Election of DUC Directors (Proposal 1c.)

At the meeting, holders of DUC common stock are entitled to elect four directors for a term ending in 2018 to serve until the annual meeting of shareholders in that year or until their respective successors are elected and qualified. A plurality of votes cast at the meeting by the holders of DUC common stock is necessary to elect those directors. Abstentions and broker-non-votes are counted for purposes of determining whether a quorum is present at the meeting, but will not affect the determination of whether a director candidate has received a plurality of votes cast.

Election of DTF Directors (Proposal 1d.)

At the meeting, holders of DTF common and preferred stock, voting as a single class, are entitled to elect four directors for a term ending in 2018 to serve until the annual meeting of shareholders in that year or until their respective successors are elected and qualified. A plurality of votes cast at the meeting by the holders of DTF common and preferred stock, voting as a single class, as to the directors representing the common and preferred stock is necessary to elect those directors. Abstentions and broker-non-votes are counted for purposes of determining whether a quorum is present at the meeting, but will not affect the determination of whether a director candidate has received a plurality of votes cast.

Biographical Information about Nominees and Continuing Directors

Set forth in the table below are the names and certain biographical information about the nominees for the position of director and the continuing directors of the Funds. Except as noted:

•	all of the directors are elected to the DNP Board by the holders of DNP common stock;

•	all of the directors are elected to the DPG Board by the holders of DPG common stock;

•	all of the directors are elected to the DUC Board by the holders of DUC common stock; and

•	all of the directors are elected to the DTF Board by the holders of DTF’s common and preferred stock voting as a single class.

All of the directors of the Funds, with the exception of Mr. Partain, are classified as independent directors because none of them are “interested persons” of the Funds, as defined in the Investment Company Act of 1940 (the “1940 Act”). Mr. Partain is an “interested person” of the Funds by reason of his positions as President and Chief Executive Officer of the Funds and President, Chief Investment Officer and employee of the Funds’ investment adviser, Duff & Phelps Investment Management Co. (the “Adviser”). The term “Fund Complex” refers to the Funds and all other investment companies advised by affiliates of Virtus Investment Partners, Inc. (“Virtus”), the Adviser’s parent company. The address for all directors is c/o Duff & Phelps Investment Management Co., 200 South Wacker Drive, Suite 500, Chicago, Illinois 60606.

Name, Address and Age	Positions Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years & Qualifications	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director During Past 5 Years
Nominees—Independent Directors

Donald C. Burke(3)(8) Age: 54	Director	Nominee for term expiring in 2018; Director of DNP, DPG, DUC and DTF since July 2014	Retired since 2009; President and Chief Executive Officer, BlackRock U.S. Funds 2007-2009; Managing Director, BlackRock, Inc. 2006-2009; Managing Director, Merrill Lynch Investment Managers 1990-2006	4	Director, Avista Corp. (energy company); Trustee, Goldman Sachs Fund Complex 2010-2014; Director, BlackRock Luxembourg and Cayman Funds 2006-2010

	Mr. Burke was selected to serve on the Board because of his extensive experience with mutual funds, including as president and CEO of a major fund complex, and subsequently as an independent trustee of another major fund complex, and because of his knowledge of the utility industry derived from his service on the board of a public company involved in the production, transmission and distribution of energy.

Stewart E. Conner(3) Age: 73	Director	Nominee for term expiring in 2018; Director of DNP since 2004, of DUC and DTF since 2009 and of DPG since 2011	Retired since 2005; Attorney, Wyatt Tarrant & Combs LLP 1966-2005 (Chairman, Executive Committee 2000-2004, Managing Partner 1988-2000)	4

	Mr. Conner was selected to serve on the Board because of his legal experience, his leadership skills gained from serving as managing partner and chairman of a large law firm and his experience in working with public companies and boards of directors of public companies.

Eileen A. Moran(1)(3) Age: 60	Director	Nominee for term expiring in 2018; Director of DUC	Private investor since 2011; President and Chief Executive	4

Name, Address and Age	Positions Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years & Qualifications	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director During Past 5 Years

		and DTF since 1996, of DNP since 2008 and of DPG since 2011	Officer, PSEG Resources L.L.C. (investment company) 1990-2011

	Ms. Moran was selected to serve on the Board because of her experience in managing a large portfolio of assets, a significant portion of which are invested in the electric and natural gas utility industry.

David J. Vitale(1)(4) Age: 68	Director and Chairman of the Board	Nominee for term expiring in 2018; Director of DNP since 2000, of DUC and DTF since 2005 and of DPG since 2011	Chairman of the Board
of DNP, DUC and
DTF since 2009 and
of DPG since 2011;
President, Chicago
Board of Education
since 2011; Chairman,
Urban Partnership
Bank since 2010;
Private investor 2009-
2010; Senior Advisor
to the CEO, Chicago
Public Schools 2007-
2008 (Chief
Administrative Officer
2003-2007); President
and Chief Executive
Officer, Board of
Trade of the City of
Chicago, Inc. 2001-
2002; Vice Chairman
and Director, Bank
One Corporation
1998-1999;
Vice Chairman and
Director, First
Chicago NBD
Corporation, and
President, The First
National Bank of
Chicago 1995-1998;
Vice Chairman, First
Chicago Corporation
			and The First National	4	Director, United Continental Holdings, Inc. (airline holding company; f/k/a UAL Corporation), Urban Partnership Bank, Ariel Capital Management, LLC and Wheels, Inc. (automobile fleet management)

Name, Address and Age	Positions Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years & Qualifications	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director During Past 5 Years

			Bank of Chicago 1993-1998 (Director 1992-1998; Executive Vice President 1986-1993)

	Mr. Vitale was selected to serve on the Board because of his extensive experience as an executive in both the private and public sector, his experience serving as a director of other public companies and his knowledge of financial matters, capital markets, investment management and the utilities industry.

Continuing Directors—Independent Directors

Robert J. Genetski(2)(5)(7) Age: 72	Director	Director of DNP since 2001, of DUC and DTF since 2009 and of DPG since 2011; term expires 2016	Co-owner, Good Industries, Inc. (branding company) since 2014; President, Robert Genetski & Associates, Inc. (economic and financial consulting firm) since 1991; Senior Managing Director, Chicago Capital Inc. (financial services firm) 1995- 2001; former Senior Vice President and Chief Economist, Harris Trust & Savings Bank; author of several books	4	Director, Midwest Banc Holdings, Inc. 2005-2010

	Dr. Genetski was selected to serve on the Board because of his academic and professional qualifications as an economist and a published author and speaker on economic topics and his experience in overseeing investment research and asset management operations.

Philip R. McLoughlin(2) Age: 68	Director	Director of DUC and DTF since 1996, of DNP since 2009 and of DPG since 2011; term expires 2016	Private investor since 2010; Partner, CrossPond Partners, LLC (investment management consultant) 2006- 2010; Managing Director, SeaCap	71	Chairman of the Board, The World Trust Fund (closed-end fund) since 2010 (Director since 1991); Director, Argo Group

Name, Address and Age	Positions Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years & Qualifications	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director During Past 5 Years

			Partners LLC (strategic advisory firm) 2009-2010		International Holdings, Ltd. (insurance holding company; f/k/a PXRE Group Ltd.) 1985-2009

	Mr. McLoughlin was selected to serve on the Board because of his understanding of asset management and mutual fund operations and strategy gained from his experience as chief executive officer of an asset management company and chief investment officer of an insurance company.

Geraldine M. McNamara(4) Age: 64	Director	Director of DUC and DTF since 2003, of DNP since 2009 and of DPG since 2011; term expires 2017	Private investor since 2006; Managing Director, U.S. Trust Company of New York 1982-2006	52

	Ms. McNamara was selected to serve on the Board because of her experience of advising individuals on their personal financial management, which has given her an enhanced understanding of the goals and expectations that individual investors bring to the Fund.

Christian H. Poindexter(4) Age: 76	Director	Director of DNP since 2003, of DUC and DTF since 2008 and of DPG since 2011; term expires 2017	Retired since 2003; Executive Committee Chairman, Constellation Energy Group, Inc. (public utility holding company) 2002-2003 (Chairman of the Board 1999-2002; Chief Executive Officer 1999-2001; President 1999- 2000); Chairman, Baltimore Gas and Electric Company 1993-2002 (Chief Executive Officer 1993-2000; President 1998- 2000; Director 1988-2003)	4	Director, The Baltimore Life Insurance Company 1998-2011

Name, Address and Age	Positions Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years & Qualifications	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director During Past 5 Years

	Mr. Poindexter was selected to serve on the Board because of his knowledge about the public utility industry, his experience of overseeing investment management and his experience with corporate governance, financial and accounting matters and evaluating financial results and serving as chairman and chief executive officer of a large public company.

Carl F. Pollard(1)(2)(5)(6) Age: 76	Director	Director of DNP since 2002, of DUC and DTF since 2006 and of DPG since 2011; term expires 2017	Owner, CFP Thoroughbreds LLC (f/k/a Hermitage Farm LLC) since 1995; Chairman, Columbia Healthcare Corporation 1993- 1994; Chairman and Chief Executive Officer, Galen Health Care, Inc. March-August 1993; President and Chief Operating Officer, Humana Inc. 1991- 1993 (previously Senior Executive Vice President, Executive Vice President and Chief Financial Officer)	4	Director, Churchill Downs Incorporated 1985-2011 (Chairman of the Board 2001-2011)

	Mr. Pollard was selected to serve on the Board because of his extensive experience with financial and accounting matters, evaluating financial results and overseeing the operations and the financial reporting process of a large public company.

Continuing Director—Interested Director

Nathan I. Partain, CFA Age: 58	President, Chief Executive Officer and Director	Director of DNP, DUC and DTF since 2007 and of DPG since 2011; term expires 2016	President and Chief Investment Officer of the Adviser since 2005 (Executive Vice President 1997-2005); Director of Utility Research, Duff & Phelps Investment	4	Chairman of the Board and Director, Otter Tail Corporation (manages diversified operations in the electric, plastics, manufacturing

Name, Address and Age	Positions Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years & Qualifications	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director During Past 5 Years

Research Co. 1989-
1996 (Director of
Equity Research
1993-1996 and
Director of Fixed
Income Research
1993);
President and Chief
Executive Officer
of DNP since 2001
(Chief Investment
Officer since 1998;
Executive Vice
President 1998-
2001; Senior Vice
President 1997-
1998); President
and Chief
Executive Officer
of DUC and DTF
since 2004 and of
			DPG since 2011		and other business operations sectors)

Mr. Partain was selected to serve on the Board because of his significant knowledge of the Funds’ operations as Chief Executive Officer of the Funds and President of the Adviser, and because of his experience serving as a director of another public utility company and chairman of its board and audit committee.

(1)	Member of the executive committee of the Board, which has authority, with certain exceptions, to exercise the powers of the Board between Board meetings.
(2)

Member of the audit committee of the Board, which makes recommendations regarding the selection of each Fund’s independent registered public accounting firm and meets with representatives of that accounting firm to determine the scope of and review the results of each audit.

(3)

Member of the contracts committee of the Board, which makes recommendations regarding each Fund’s contractual arrangements for investment management and administrative services, including the terms and conditions of such contracts.

(4)

Member of the nominating and governance committee of the Board, which selects nominees for election as directors, recommends individuals to be appointed by the Board as officers of the Funds and members of Board committees and makes recommendations regarding other Fund governance and Board administration matters.

(5)	Elected to the DNP board by the holders of DNP preferred stock, voting as a separate class.
(6)	Elected to the DTF Board by the holders of DTF preferred stock, voting as a separate class.
(7)	In July 2014, Mr. Genetski was designated to fill a vacant position on the DTF Board that is elected by the holders of DTF preferred stock, voting as a separate class.
(8)	Initially elected to the Boards of DNP, DPG, DUC and DTF by the directors of each respective Fund.

During DNP’s fiscal year ended October 31, 2014, the DNP Board met five times and acted three times by written consent; the DNP audit committee met three times; the DNP nominating and governance committee met twice and acted once by written consent; the DNP contracts committee met three times; and the DNP executive committee met twice and acted twice by written consent. During DPG’s fiscal year ended October 31, 2014, the DPG Board met five times and acted twice by written consent; the DPG audit committee met three times; the DPG nominating and governance committee met twice and acted once by written consent; the DPG contracts committee met three times; and the DPG executive committee did not meet. During DUC’s fiscal year ended October 31, 2014 (which consisted of 10 months), the DUC Board met three times and acted three times by written consent; the DUC audit committee met three times; the DUC nominating and governance committee met twice and acted once by written consent; the DUC contracts committee met twice; and the DUC executive committee did not meet. During DTF’s fiscal year ended October 31, 2014, the DTF Board met five times and acted twice by written consent; the DTF audit committee met three times; the DTF nominating and governance committee met twice and acted once by written consent; the DTF contracts committee met three times; and the DTF executive committee did not meet. Each director attended at least 75% in the aggregate of the meetings of the Board and of the committees on which he or she served.

Board Leadership Structure

The Board believes that the most appropriate leadership structure for the Funds is for the Chairman of the Board to be an independent director, in order to provide strong, independent oversight of each Fund’s management and affairs, including each Fund’s risk management function. Accordingly, while the Chief Executive Officer of the Funds will generally be a member of the Board, he or she will not normally be eligible to serve as Chairman of the Board. The independent Chairman of the Board presides at meetings of the shareholders, meetings of the Board and meetings of independent directors. In addition, the independent Chairman of the Board takes part in the meetings and deliberations of all committees of the Board, facilitates communication among directors and communication between the Board and the Funds’ management and is available for consultation with the Funds’ management between Board meetings.

Risk Oversight. The audit committee charter provides that the audit committee is responsible for discussing with management the guidelines and policies that govern the process by which management assesses and manages each Fund’s major financial risk exposures. The contracts committee charter provides that in assessing whether each Fund’s investment advisory agreement and administration agreement should be continued, the contracts committee is to give careful consideration to the risk oversight policies of the Adviser and each Fund’s administrator, respectively. In addition, the audit committee and the full Board receive periodic reports on enterprise risk management from the chief risk officer of the Adviser.

Nomination of Directors. The nominating and governance committee is composed of three directors and acts under a written charter that was most recently amended on May 11, 2011. A copy of the charter is available on each Fund’s website at www.dnpselectincome.com, www.dpgfund.com, www.ducfund.com and www.dtffund.com and in print to any shareholder who requests it. None of the members of the nominating and governance committee are “interested persons” of the Funds as defined in Section 2(a)(19) of the 1940 Act. In identifying potential director nominees, the nominating and governance committee considers candidates recommended by one or more of the following sources: the Funds’ current directors, the Funds’ officers, the Funds’ shareholders and any other source the committee deems appropriate. The committee may, but is not required to, retain a third-party search firm at the Funds’ expense to identify potential candidates. Shareholders wishing to recommend candidates to the nominating and governance committee should submit such recommendations to the Secretary of the Funds, who will forward the recommendations to the committee for consideration.

Diversity Policy. The goal of the Funds is to have a board of directors comprising individuals with a diversity of business, educational and life experiences (including, without limitation, with respect to accounting and finance, business and strategic judgment, investment management and financial markets, and knowledge of the industries in which the Funds invest) that will enable them to constructively review, advise and guide management of the Funds. The annual Board self-evaluation process includes consideration of whether the Board’s composition represents an appropriate balance of skills and diversity for the Funds’ needs. In evaluating potential director nominees, including nominees recommended by shareholders, the nominating and governance committee considers such qualifications and skills as it deems relevant but does not have any specific minimum qualifications that must be met by a nominee. The committee considers, among other things:

•	the extent to which the candidate’s business, educational and life experiences will add to the diversity of the Board;

•	whether the candidate will qualify as a director who is not an “interested person” of the Funds;

•	the absence of any real or apparent conflict of interest that would interfere with the candidate’s ability to act in the best interests of the Funds and their shareholders;

•	the contribution that the candidate can make to the Board by virtue of his or her education, business experience and financial expertise;

•	the interplay of the candidate’s skills and experience with the skills and experience of other Board members;

•	whether the candidate is willing to commit the time necessary to attend meetings and fulfill the responsibilities of a director; and

•	the candidate’s personality traits, including integrity, independence, leadership, sound business judgment and the ability to work effectively with the other members of the Board.

With respect to the renomination of incumbent directors, past service to the Board is also considered.

Retirement Policy. The bylaws of the Funds provide that no person shall stand for election or reelection as a director of the Funds if that person would be 75 years old or older at the date of the proxy statement for the shareholder meeting at which such election would take place, unless such person’s candidacy shall have been approved by a unanimous vote of all of the directors present at a meeting at which a quorum is present (other than any director whose candidacy is being approved). No current nominee for election as a director of the Funds is 75 years or older as of the date of this proxy statement.

Officers of the Funds

The officers of the Funds are elected at the annual meeting of the Board held in connection with the annual meeting of shareholders. The officers receive no compensation from the Funds, but are also officers of the investment adviser or a Fund administrator and receive compensation in such capacities. Information about Nathan I. Partain, the President and Chief Executive Officer of the Funds, is provided above under the caption “Continuing Director—Interested Director.” The address for all officers listed below is c/o Duff & Phelps Investment Management Co., 200 South Wacker Drive, Suite 500, Chicago, Illinois 60606, except as noted.

Name, Address and Age	Position(s) Held with Funds and Length of Time Served	Principal Occupation(s) During Past 5 Years
T. Brooks Beittel, CFA Age: 65	Senior Vice President and Secretary of DNP since 1994 (Treasurer 1995-2002); Senior Vice President of DUC and DTF since 2012 (Secretary since 2005); Senior Vice President of DPG since 2012 (Secretary since 2011)	Executive Managing Director of the Adviser since 2014 (Assistant Chief Investment Officer since 2008; Executive Vice President 2008-2014; Senior Vice President 1994-2008;Vice President 1987-1993)

W. Patrick Bradley, CPA Virtus Investment Partners, Inc. 100 Pearl Street Hartford, CT 06103 Age: 43	Vice President and Assistant Treasurer of DPG since 2011	Senior Vice President, Fund Services, Virtus Investment Partners, Inc. and/or certain of its subsidiaries since 2010 (various officer positions with Virtus affiliates 2006-2009); Senior Vice President, Virtus Mutual Funds’ Complex since 2013 (67 portfolios) (Vice President 2011-2013, Chief Financial Officer and Treasurer since 2006); Director, Virtus Global Funds, PLC since 2013

Timothy M. Heaney, CFA Virtus Investment Advisers, Inc. 100 Pearl Street Hartford, CT 06103 Age: 50	Chief Investment Officer of DTF since 2004 (Vice President since 1997; Portfolio Manager 1997-2004)	Senior Managing Director of the Adviser since 2014 (Senior Vice President 2004-2014; Vice President 1997-2004); Senior Portfolio Manager, Fixed Income, Newfleet Asset Management, LLC since 2011; Senior Managing Director, Fixed Income, Virtus Investment Advisors, Inc. (and predecessor firms) 2006-2011 (Managing Director, Fixed Income 1997-2006; Director, Fixed Income Research 1996-1997; Investment Analyst 1992-1996)

Deborah A. Jansen, CFA Age: 59	Chief Investment Officer of DPG since 2011 (Vice President since 2012)	Senior Managing Director of the Adviser since 2014 (Senior Vice President 2001-2014); Senior Vice President, Principal and Equity Portfolio Manager at Stein Roe & Farnham, Inc. 1996-2000 (Vice President, Principal and Economist 1987-1995)

Name, Address and Age	Position(s) Held with Funds and Length of Time Served	Principal Occupation(s) During Past 5 Years
Lisa H. Leonard Virtus Investment Advisers, Inc. 100 Pearl Street Hartford, CT 06103 Age: 51	Vice President of DTF since 2006	Managing Director of the Adviser since 2014 (Vice President 2006-2014; Assistant Vice President 1998-2006); Portfolio Manager, Fixed Income, Newfleet Asset Management, LLC since 2011; Managing Director, Fixed Income, Virtus Investment Advisors, Inc. (and predecessor firms) 2006-2011 (Director, Fixed Income 1998-2006, Director, Investment Operations 1994-1998, Fixed Income Trader 1987-1994)

Alan M. Meder, CFA, CPA Age: 55	Treasurer of DUC and DTF since 2000 (Principal Financial and Accounting Officer and Assistant Secretary since 2002); Treasurer, Principal Financial and Accounting Officer and Assistant Secretary of DNP since 2011 (Assistant Treasurer 2010-2011); Treasurer, Principal Financial and Accounting Officer and Assistant Secretary of DPG since 2011	Chief Risk Officer of the Adviser since 2001 and Senior Managing Director since 2014 (Senior Vice President 1994-2014); Board of Governors of CFA Institute 2008-2014 (Chair of the Board of Governors of CFA Institute 2012-2013; Vice Chairman of the Board 2011-2012); Financial Accounting Standards Advisory Council Member 2011-2014

Daniel J. Petrisko, CFA Age 54	Chief Investment Officer of DUC since 2004 (Vice President since 2000; Portfolio Manager 2002-2004)	Senior Managing Director of the Adviser since 2014 (Senior Vice President 1997-2014; Vice President 1995-1997)

Jacqueline M. Porter Virtus Investment Partners, Inc. 100 Pearl Street Hartford, CT 06103 Age: 57	Vice President and Assistant Treasurer of DPG since 2011	Vice President, Fund Administration and Tax, Virtus Investment Partners, Inc. (and predecessor firms) since 2008; Assistant Vice President, Phoenix Equity Planning Corporation 1995-2008; Vice President and Assistant Treasurer, Virtus Mutual Funds’ Complex (67 portfolios) since 1995

William J. Renahan Virtus Investment Partners, Inc. 100 Pearl Street Hartford, CT 06103 Age 45	Vice President and Assistant Secretary of DPG since 2012	Secretary of the Adviser since 2014; Senior Legal Counsel and Vice President, Virtus Investment Partners, Inc. since 2012; Managing Director, Legg Mason, Inc. (and predecessor firms) 1999-2012

Joyce B. Riegel Age: 60	Chief Compliance Officer of DUC and DTF since 2003; Chief Compliance Officer of DNP since 2004; Chief Compliance Officer of DPG since 2011	Chief Compliance Officer of the Adviser since 2002 and Senior Managing Director since 2014 (Senior Vice President 2004-2014; Vice President 2002-2004)

Name, Address and Age	Position(s) Held with Funds and Length of Time Served	Principal Occupation(s) During Past 5 Years
Dianna P. Wengler J.J.B. Hilliard, W.L. Lyons, LLC 500 West Jefferson Street Louisville, KY 40202 Age 54	Vice President of DNP since 2006 (Assistant Vice President 2004-2006; Assistant Secretary since 1988); Vice President and Assistant Secretary of DUC and DTF since 2014	Vice President, J.J.B Hilliard, W.L. Lyons, LLC since 1990; Senior Vice President, Hilliard-Lyons Government Fund, Inc. 2006-2010 (Vice President 1998-2006; Treasurer 1988-2010)

The following table provides certain information relating to the equity securities beneficially owned by each director or director nominee as of March 31, 2015, (i) in DNP, (ii) in DPG, (iii) in DUC, (iv) in DTF and (v) on an aggregate basis, in any registered investment companies overseen or to be overseen by the director or nominee within the same family of investment companies as the Funds, in each case based on information provided to the Funds, including information furnished by the Funds’ service providers.

Name of Director	Dollar Range of Equity Securities Owned in				Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies
	DNP	DPG	DUC	DTF
Independent Directors
Donald C. Burke	$50,001–$100,000	$50,001–$100,000	$10,001–$50,000	$10,001–$50,000	Over $100,000
Stewart E. Conner	$50,001–$100,000	$10,001–$50,000	$1–$10,000	$10,001–$50,000	Over $100,000
Robert J. Genetski	Over $100,000	Over $100,000	$1–$10,000	$1–$10,000	Over $100,000
Philip R. McLoughlin	Over $100,000	$10,001-$50,000	$1–$10,000	$10,001–$50,000	Over $100,000
Geraldine M. McNamara	$50,001–$100,000	$50,001–$100,000	$10,001–$50,000	$10,001–$50,000	Over $100,000
Eileen A. Moran	$10,001–$50,000	$50,001–$100,000	Over $100,000	$50,001–$100,000	Over $100,000
Christian H. Poindexter	Over $100,000	$50,001–$100,000	$50,001–$100,000	$50,001–$100,000	Over $100,000
Carl F. Pollard	Over $100,000	Over $100,000	$50,001–$100,000	Over $100,000	Over $100,000
David J. Vitale	$10,001–$50,000	$50,001–$100,000	None	None	Over $100,000

Interested Director
Nathan I. Partain	Over $100,000	$10,001-$50,000	None	None	Over $100,000

Based on information provided to the Funds, including information furnished by the Funds’ service providers, as of March 31, 2015, none of the independent directors, or their immediate family members, owned any securities of the Adviser or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser.

The following table sets forth the aggregate compensation paid to each director by each Fund with respect to its most recently completed fiscal year and by the Fund Complex with respect to the fiscal year ended October 31, 2014.

COMPENSATION TABLE(1)

Name of Director	Aggregate Compensation from DNP	Aggregate Compensation from DPG	Aggregate Compensation from DUC(2)	Aggregate Compensation from DTF	Aggregate Compensation from Other Funds in Fund Complex(3)	Total Compensation from Fund Complex Paid to Directors(3)
Independent Directors
Donald C. Burke	$8,898	$3,767	$2,242	$1,808	$0	$16,715
Stewart E. Conner	45,513	19,655	9,205	9,952	0	84,325
Robert J. Genetski	39,840	18,913	9,221	9,624	0	77,598
Philip R. McLoughlin	37,458	17,128	8,541	9,497	607,501	680,125
Geraldine M. McNamara	43,170	18,913	9,221	9,820	215,001	296,125
Eileen A. Moran	43,304	21,519	10,266	10,885	0	85,974
Christian H. Poindexter	43,292	19,731	10,282	10,892	0	84,197
Carl F. Pollard	43,292	20,777	10,282	10,892	0	85,243
David J. Vitale	60,056	29,090	15,278	17,476	0	121,900

Interested Director
Nathan I. Partain	0	0	0	0	0	0

(1)

Because each director serves as a director of each of the Funds, directors receive a single set of fees as remuneration for their service to all four Funds: (i) each director not affiliated with the Adviser receives a retainer fee of $55,000 per year; (ii) the chairpersons of the audit committee, contracts committee and nominating and governance committee each receive an additional retainer fee of $8,000 per year; (iii) the Chairman of the Board receives an additional retainer fee of $50,000 per year; (iv) each director not affiliated with the Adviser who attends a Board meeting in person receives a fee of $5,000 for such attendance, with an annual maximum of $20,000; (v) each committee member who attends a committee meeting in person receives a fee of $3,500 for such attendance, with an annual maximum of $7,000; and (vi) each director who attends the Funds’ annual education program in person receives a fee of $2,000 for such attendance (for no more than one such program per year). Directors and officers affiliated with the Adviser receive no compensation from the Funds for their services as such. In addition to the amounts shown in the table above, all directors and officers who are not interested persons of the Funds or the Adviser or affiliated with a Fund administrator are reimbursed for the expenses incurred by them in connection with their attendance at a meeting of the Board or a committee of the Board. The Funds do not have a pension or retirement plan applicable to their directors or officers.

(2)	In 2014, DUC changed its fiscal year end to October 31, so this year consists of the ten months ended October 31, 2014.
(3)

Please refer to the table on pages 4 to 9 for the number of investment companies in the Fund Complex overseen by each director. As noted in the table, in addition to DNP, DPG, DUC and DTF, Mr. McLoughlin and Ms. McNamara respectively oversee 67 and 48 additional funds that are advised by affiliates of Virtus.

The Board of each of the Funds, including all of the independent directors, unanimously recommends a vote “FOR” the election of the four nominees for director named above.

OTHER BUSINESS

Management is not aware of any other matters that will come before the meeting. If any other business should come before the meeting, however, your proxy, if signed and returned, will give discretionary authority to the persons designated in it to vote according to their best judgment.

OTHER INFORMATION

The Adviser. Duff & Phelps Investment Management Co. acts as investment adviser for each Fund. The address of the Adviser is 200 S. Wacker Drive, Suite 500, Chicago, Illinois 60606. The Adviser (together with its predecessor) has been in the investment management business for more than 75 years and, as of March 31, 2015, had approximately $10.6 billion in client accounts under discretionary management. The Adviser is an indirect, wholly-owned subsidiary of Virtus, a public company whose common stock is traded on the NASDAQ Global Market under the trading symbol “VRTS.”

The Administrators. J.J.B. Hilliard, W.L. Lyons, LLC (“Hilliard Lyons”) serves as administrator of DNP, DUC and DTF. The address of Hilliard Lyons is 500 West Jefferson Street, Louisville, Kentucky 40202. Hilliard Lyons (together with its predecessors) has been engaged in the investment business as a securities broker-dealer and investment adviser since 1854. Hilliard Lyons is a majority-owned subsidiary of Houchens Industries, Inc., a diversified conglomerate wholly owned by its employees.

Virtus Fund Services, LLC (“Virtus Fund Services”) serves as DPG’s administrator. The address of Virtus Fund Services is 100 Pearl Street, Hartford, Connecticut 06103. Virtus Fund Services is an indirect, wholly-owned subsidiary of Virtus and became the administrator of DPG on February 20, 2013, as assignee of VP Distributors, LLC (“VP Distributors”), which is also an indirect, wholly-owned subsidiary of Virtus. Virtus Fund Services was established to carry on the fund administration business previously conducted by VP Distributors, which now conducts exclusively a broker-dealer and fund distribution business. In addition, Virtus Fund Services utilizes the same personnel and systems previously used by VP Distributors to perform administration services for DPG, and the administration fee remains the same.

Shareholders. The following table shows shares of common stock of the Funds as to which each director and director nominee, and all directors and executive officers of the Funds as a group, had or shared power over voting or disposition at March 31, 2015. The directors, director nominees and executive officers of the Funds owned no shares of preferred stock of any of the Funds. Shares are held with sole power over voting and disposition except as noted. The shares of common stock held by each of the persons listed below and by all directors and executive officers as a group represented less than 1% of the outstanding common stock of each Fund.

	Shares of DNP common stock	Shares of DPG common stock	Shares of DUC common stock	Shares of DTF common stock
Donald C. Burke(1)	5,200	2,600	1,500	1,000
Stewart E. Conner	6,750	1,000	1,000	1,000
Robert J. Genetski	69,000	6,900	1,000	150
Philip R. McLoughlin	13,585	2,480	370	1,339
Geraldine M. McNamara(1)	6,783	3,203	2,914	2,643
Eileen A. Moran	1,250	3,219	10,838	4,461
Nathan I. Partain(1)(2)	70,457	2,526	4,740	8,878
Christian H. Poindexter	79,263	3,898	5,748	4,488
Carl F. Pollard	45,000	10,000	10,000	20,000
David J. Vitale	1,125	5,000	0	0
Directors and executive officers as a group(1)(2)(3)	307,839	43,850	41,509	52,622

(1)

Mr. Burke had shared power to vote and/or dispose of 5,200 of the DNP shares, 2,600 of the DPG shares, 1,500 of the DUC shares and 1,000 of the DTF shares listed as owned by him. Ms. McNamara had shared power to vote and/or dispose of 3,715 of the DNP shares, 3,203 of the DPG shares, 2,914 of the DUC shares and 2,643 of the DTF shares listed as owned by her. Mr. Partain had shared power to vote and/or dispose of 16,405 of the DNP shares, 2,526 of the DPG shares, 4,740 of the DUC shares and 8,878 of the DTF shares listed as owned by him. The directors and executive officers, in the aggregate, had shared power to vote and/or dispose of 25,320 of the DNP shares, 8,752 of the DPG shares, 10,553 of the DUC shares and 20,811 of the DTF shares listed as owned by the directors and executive officers as a group.

(2)

Mr. Partain disclaims beneficial ownership of 16,405 of the DNP shares, 4,740 of the DUC shares and 8,878 of the DTF shares listed as owned by him. The directors and executive officers, in the aggregate, disclaim beneficial ownership of 16,405 of the DNP shares, 423 of the DPG shares, 6,140 of the DUC shares and 17,168 of the DTF shares listed as owned by the directors and executive officers as a group.

(3)	The group of directors and executive officers consists of 14, 17, 15 and 16 individuals for DNP, DPG, DUC and DTF, respectively.

To the Funds’ knowledge, the only persons (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934 (the “1934 Act”)) who beneficially own more than 5% of any class of any Fund’s voting securities (as determined in accordance with Rule 13d-3 under the 1934 Act) are the persons identified in the following table. Except as otherwise indicated, the information in this table is based on information provided in Schedule 13D and 13G filings made with the Securities and Exchange Commission by each of the persons listed.

Fund	Name of Beneficial Owner	Class of Shares	Number of Shares	Percentage of Class
DNP	Metropolitan Life Insurance Company (“MLIC”) and certain affiliated entities advised by MLIC or MetLife Investment Management, LLC(1)	Preferred stock	1,580	52.67%
	10 Park Avenue, Morristown, New Jersey 07962

	MetLife Alico Japan Insurance K.K. (“MAJI”) 4-1-3, Tahei, Sumida-ku, Tokyo, 130-0012 Japan

	MetLife Reinsurance Company of Charleston (“MRCC”) 1095 Avenue of the Americas, New York, New York 10036

	MetLife Reinsurance Company of South Carolina (“MRCSC”) 1095 Avenue of the Americas, New York, New York 10036

	Metropolitan Life Insurance Company 1095 Avenue of the Americas, New York, New York 10036

DNP	Certain entities advised by AIG Asset Management (U.S.), LLC (“AAM”)(2)	Preferred stock	1,000	33.33%
	2929 Allen Parkway, Houston, Texas 77019

	American General Life Insurance Company (“AGLIC”) 2727 Allen Parkway, Houston, Texas 77019

	Commerce and Industry Insurance Company (“CIIC”) 175 Water Street, New York, New York 10038

	The Insurance Company of the State of Pennsylvania (“ICSP”) 175 Water Street, New York, New York 10038

	United Guaranty Insurance Company (“UGIC”) 230 North Elm Street, Greensboro, North Carolina 27401

DNP	Certain entities advised by Voya Investment Management Co. LLC(3)	Preferred stock	200	6.67%
	5780 Powers Ferry Road, NW, Atlanta, Georgia 30327

	ING Life Insurance and Annuity Company (“ILIAC”) One Orange Way, Windsor, Connecticut 06095

	ING USA Annuity and Life Insurance Company (“IUALIC”) 909 Locust Street, Des Moines, Iowa 50309

	ReliaStar Life Insurance Company (“RLIC”) 20 Washington Avenue South, Minneapolis, Minnesota 55401

	Security Life of Denver Insurance Company (“SLDIC”) 1290 Broadway, Denver, Colorado 80203

DUC	Sit Investment Associates, Inc. (“SIA”)(4) 3300 IDS Center, 80 South Eighth Street, Minneapolis, MN 55402	Common stock	2,876,599	10.46%

Fund	Name of Beneficial Owner	Class of Shares	Number of Shares	Percentage of Class

DTF	First Trust Portfolios L.P.(5) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	Common stock	1,148,216	13.48%
DTF	Wells Fargo & Company(6) 420 Montgomery Street San Francisco, CA 94104	Preferred stock	650	100%

(1)

Based on information provided by or on behalf of such entities, (i) MAJI, MRCC, MRCSC and MLIC, respectively, have sole voting and dispositive power over 400, 265, 480 and 435 of the shares listed (representing, respectively, 13.33%, 8.83%, 16.00% and 14.50% of the class) and (ii) each such entity disclaims beneficial ownership of all shares other than those set forth with respect to it in clause (i) of this note.

(2)

Based on information provided by or on behalf of such entities, (i) AAM has shared voting and dispositive power over 1,000 of the shares listed (representing 33.33% of the class), (ii) AGLIC, CIIC, ICSP and UGIC, respectively, have shared voting and dispositive power over 665, 163, 162 and 10 of the shares listed (representing, respectively, 22.17%, 5.43%, 5.40% and 0.33% of the class) and (iii) each of AGLIC, CIIC, ICSP and UGIC disclaims beneficial ownership of all shares other than those set forth with respect to it in clause (ii) of this note.

(3)

Based on information provided by or on behalf of such entities, (i) ILIAC, IUALIC, RLIC and SLDIC, respectively, have sole voting and dispositive power over 59, 69, 71 and 1 of the shares listed (representing, respectively, 1.97%, 2.30%, 2.37% and 0.03% of the class) and (ii) each such entity disclaims beneficial ownership of all shares other than those set forth with respect to it in clause (i) of this note.

(4)

Based on a Schedule 13G filed by SIA on February 12, 2015. In that filing, SIA stated that it is the investment adviser for twelve mutual funds and that it has sole voting and dispositive power over all securities owned by it and the mutual funds it advises.

(5)

Based on a Schedule 13G/A filed jointly by The Charger Corporation, First Trust Portfolios L.P. and First Trust Advisors L.P., on February 3, 2015. The Charger Corporation is the General Partner of both First Trust Portfolios L.P. and First Trust Advisors L.P. First Trust Portfolios L.P. acts as a sponsor of certain unit investment trusts which hold shares of DTF common stock and First Trust Advisors L.P. acts as portfolio supervisor of the unit investment trusts sponsored by First Trust Portfolios L.P. These entities reported that they do not have the power to vote the shares of DTF common stock (except with respect to 28,060 shares of DTF common stock held by other registered investment companies, pooled investment vehicles and/or separately managed accounts for which First Trust Advisors L.P. serves as investment advisor and/or investment sub-advisor), and disclaimed beneficial ownership of the shares, as set forth in greater detail in their Schedule 13G/A filing.

(6)	Based on a Schedule 13D filed jointly by Wells Fargo & Company and Wells Fargo Municipal Capital Strategies, LLC, on September 3, 2013. These entities reported shared voting and dispositive power.

Section 16(a) Beneficial Ownership Reporting Compliance. Section 30(h) of the 1940 Act imposes the filing requirements of Section 16 of the 1934 Act upon (i) the Funds’ directors and officers, (ii) the Funds’ investment adviser and certain of their affiliated persons and (iii) every person who is directly or indirectly the beneficial owner of more than 10% of any class of a Fund’s outstanding securities (other than short-term paper). Based solely on a review of the copies of Section 16(a) forms furnished to the Funds, or written representations that no Forms 5 were required, the Funds believe that during each Fund’s most recently completed fiscal year all such filing requirements were complied with.

Report of the Audit Committee. The audit committee of each Fund is composed of the same three directors and acts under a written charter which sets forth the audit committee’s responsibilities. A copy of the audit committee charter is available on each Fund’s website at www.dnpselectincome.com, www.dpgfund.com, www.ducfund.com and www.dtffund.com and in print to any shareholder who requests it. Each of the members of the audit committee is independent as defined in the listing standards of the New York Stock Exchange. In connection with the audit of each Fund’s 2014 audited financial statements, the audit committee: (1) reviewed and discussed each Fund’s 2014 audited financial statements with management, (2) discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, (3) received and reviewed the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and (4) discussed with the independent accountant its independence from each Fund and its management. Based on the foregoing reviews and discussions, the audit committee recommended to the board of directors that each Fund’s audited financial statements be included in the Annual Report to Shareholders for filing with the Securities and Exchange Commission.

The Audit Committee

Carl F. Pollard, Chairman

Robert J. Genetski

Philip R. McLoughlin

Independent Registered Public Accounting Firm. The 1940 Act requires that each Fund’s independent registered public accounting firm be selected by the vote, cast in person, of a majority of the members of the Board who are not interested persons of the Fund. In addition, the listing standards of the New York Stock Exchange vest the audit committee, in its capacity as a committee of the Board, with responsibility for the appointment, compensation, retention and oversight of the work of each Fund’s independent registered public accounting firm. In accordance with the foregoing provisions, the firm of Ernst & Young LLP (“Ernst & Young”) has been selected as independent registered public accounting firm of each Fund to perform the audit of the financial books and records of the Funds for the fiscal year ending October 31, 2015. A representative of Ernst & Young is expected to be present at the joint annual meeting of shareholders and will be available to respond to appropriate questions and will have an opportunity to make a statement if the representative so desires.

Pre-Approval of Audit and Non-Audit Services. Each engagement of an independent registered public accounting firm to render audit or non-audit services to a Fund is either (i) pre-approved by the Fund’s audit committee or the chairman of the audit committee, to whom the committee has delegated the authority to grant such pre-approvals between scheduled meetings of the committee, or (ii) entered into pursuant to pre-approval policies and procedures established by the audit committee. A copy of the audit committee’s pre-approval policies and procedures is attached as Exhibit A to this proxy statement. Each Fund’s audit committee is also required to pre-approve its accountant’s engagements for non-audit services rendered to the Adviser and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund. In deciding whether to grant pre-approval for such non-audit services, the audit committee or the chairman of the audit committee, as the case may be, considers whether the provision of such non-audit services is compatible with maintaining the independence of the Fund’s accountants.

Audit and Non-Audit Fees. The following table sets forth the aggregate audit and non-audit fees billed to each Fund for each of the last two fiscal years for professional services rendered by Ernst & Young. For purposes of this table, to the extent the amount of a fee for a pre-approved service is known as of the date of this report, such fee amount has been allocated to the fiscal year to which the applicable service relates, even in cases where the applicable Fund has not yet been billed for such service.

	DNP		DUC
	Fiscal year ended October 31, 2014	Fiscal year ended October 31, 2013(7)	Fiscal year ended October 31, 2014(8)	Fiscal year ended December 31, 2013
Audit Fees(1)	$69,900	$69,900	$53,000	$53,000
Audit-Related Fees(2)(6)	0	7,400	0	0
Tax Fees(3)(6)	24,400	24,500	8,750	7,850
All Other Fees(4)(6)	0	0	0	0
Aggregate Non-Audit Fees(5)(6)	24,400	31,900	8,750	7,850

	DPG		DTF
	Fiscal year ended October 31, 2014	Fiscal year ended October 31, 2013	Fiscal year ended October 31, 2014	Fiscal year ended October 31, 2013
Audit Fees(1)	$51,000	$51,000	$51,000	$51,000
Audit-Related Fees(2)(6)	0	0	0	0
Tax Fees(3)(6)	6,800	28,400	7,850	7,850
All Other Fees(4)(6)	0	0	0	0
Aggregate Non-Audit Fees(5)(6)	6,800	28,400	7,850	7,850

(1)

Audit Fees are fees billed for professional services rendered by each Fund’s principal accountant for the audit of the Fund’s annual financial statements and for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

(2)

Audit-Related Fees are fees billed for assurance and related services by each Fund’s principal accountant that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under the caption “Audit Fees.” In 2013, such services rendered to DNP consisted of the performance of periodic agreed-upon procedures relating to the registrant’s preferred stock.

(3)

Tax Fees are fees billed for professional services rendered by each Fund’s principal accountant for tax compliance, tax advice and tax planning. In both years shown in the table, such services consisted of preparation of the annual federal and state income tax returns and excise tax returns for DNP, DUC and DTF. In the case of DPG, such services consisted of review of the Fund’s annual federal and excise tax returns and analysis of state income tax returns.

(4)

All Other Fees are fees billed for products and services provided by each Fund’s principal accountant, other than the services reported under the captions “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”

(5)

Aggregate Non-Audit Fees are non-audit fees billed by each Fund’s accountant for services rendered to the Fund, the Adviser and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund. During both years shown in the table, no portion of such fees related to services rendered by each Fund’s accountant to the Adviser or to any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund.
(6)

No portion of these fees was approved by the audit committee after the beginning of the engagement pursuant to the waiver of the pre-approval requirement for certain de minimis non-audit services described in Section 10A of the 1934 Act and applicable regulations.

(7)	In 2013, DNP changed its fiscal year end to October, so this fiscal year end consists of the ten months ended October 31, 2013.
(8)	In 2014, DUC changed its fiscal year end to October, so this fiscal year end consists of the ten months ended October 31, 2014.

Communications with the Board by Shareholders and Other Interested Persons. The Board has adopted the following procedures for shareholders and other interested persons to send communications to the Board. Shareholders and other interested persons may mail written communications to the full Board, to committees of the Board or to specified individual directors in care of the Secretary of the Funds, 200 S. Wacker Drive, Suite 500, Chicago, Illinois 60606. All such communications received by the Secretary will be forwarded promptly to the full Board, the relevant Board committee or the specified individual directors, as applicable, except that the Secretary may, in good faith, determine that a communication should not be so forwarded if it does not reasonably relate to the Funds or their operations, management, activities, policies, service providers, Board, officers, shareholders, or other matters relating to an investment in the Funds or is purely ministerial in nature. Each of the Funds’ directors is encouraged to attend the annual meeting of shareholders. All of the Funds’ directors attended the June 19, 2014 joint annual meeting of the Funds’ shareholders.

2016 Annual Meeting. The 2016 annual meeting of shareholders will be held on or about March 15, 2016. The reason for holding the annual meeting in March rather than in June is so that it will occur closer in time to the October 31 fiscal year-end that is now used by all four Funds.

Shareholder Proposals. Any shareholder proposal to be considered for inclusion in any Fund’s proxy statement and form of proxy for the 2016 annual meeting of shareholders should be received by the Secretary of the Fund no later than November 15, 2015. Under the circumstances described in, and upon compliance with, Rule 14a-4(c) under the 1934 Act, a Fund may solicit proxies in connection with the 2016 annual meeting which confer discretionary authority to vote on any shareholder proposals of which the Secretary of the Fund does not receive notice by January 29, 2016.

Solicitation of Proxies. Proxies will be solicited by mail. Proxies may be solicited by Fund personnel personally or by telephone, telegraph or mail, but such persons will not be specially compensated for such services. The Funds will inquire of any record holder known to be a broker, dealer, bank or other nominee as to whether other persons are the beneficial owners of shares held of record by such persons. If so, the Funds will supply additional copies of solicitation materials for forwarding to beneficial owners, and will make reimbursement for reasonable out-of-pocket costs. In addition, the Funds may hire a proxy solicitor to assist the Funds in the solicitation of proxies at a fee of approximately $5,000 per Fund, plus out-of-pocket expenses.

Annual Report. Each Fund will provide without charge to any shareholder who so requests, a copy of the Fund’s annual report for the Fund’s most recently completed fiscal year. The annual reports for DNP, DUC and DTF are available by calling Hilliard Lyons toll-free at (888) 878-7845 and is also available on each such Fund’s web site at www.dnpselectincome.com, www.ducfund.com and www.dtffund.com. The annual report for DPG is available by calling Virtus Fund Services toll-free at (866) 270-7598 and is also available on DPG’s web site at www.dpgfund.com.

General. A list of shareholders of each Fund entitled to be present and vote at the annual meeting will be available at the offices of the Funds, 200 S. Wacker Drive, Suite 500, Chicago, Illinois 60606, for inspection by any shareholder during regular business hours for ten days prior to the date of the meeting.

Failure of a quorum of shareholders of any of the Funds to be present at the annual meeting will necessitate adjournment of the meeting with respect to those Funds and will give rise to additional expense.

EVERY SHAREHOLDER VOTE IS IMPORTANT. WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING. BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

May 7, 2015

Exhibit A

DNP SELECT INCOME FUND INC. (“DNP”)

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC. (“DPG”)

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC. (“DUC”)

DTF TAX-FREE INCOME INC. (“DTF”)

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES PRE-APPROVAL POLICY

(as adopted on December 18, 2014)

I. Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors of each of DNP Select Income Fund Inc., Duff & Phelps Global Utility Income Fund Inc., Duff & Phelps Utility and Corporate Bond Trust Inc. and DTF Tax-Free Income Inc. (each a “Fund” and, collectively, the “Funds”)(1) is responsible for the appointment, compensation and oversight of the work of the independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that they do not impair the auditor’s independence from the Fund. To implement these provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the Audit Committee’s administration of the engagement of the independent auditor. Accordingly, the Audit Committee has adopted this Audit and Non-Audit Services Pre-Approval Policy (this “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor may be pre-approved.

The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the independent auditor. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent

(1)	This Joint Audit Committee Pre-Approval Policy has been adopted by the Audit Committee of each Fund. Solely for the sake of clarity and simplicity, this Joint Audit Committee Pre-Approval Policy has been drafted as if there is a single Fund, a single Audit Committee and a single Board. The terms “Audit Committee” and “Board” mean the Audit Committee and Board of each Fund, respectively, unless the context otherwise requires. The Audit Committee and the Board of each Fund, however, shall act separately and in the best interests of its respective Fund.

auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Fund’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Fund’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

Under the SEC’s rules, the Audit Committee must pre-approve non-audit services provided not only to the Fund but also to the Fund’s investment adviser and other affiliated entities that provide ongoing services to the Fund if the independent accountant’s services to those affiliated entities have a direct impact on the Fund’s operations or financial reporting.

The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine, for each fiscal year, the appropriate ratio between the total amount of fees for audit, audit-related and tax services (including any audit-related or tax service fees for affiliates that are subject to pre-approval) and the total amount of fees for certain permissible non-audit services classified as “all other” services (including any such services for affiliates that are subject to pre-approval).

The appendices to this Policy describe the audit, audit-related, tax and “all other” services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the independent auditor to management.

The independent auditor has reviewed this Policy and believes that implementation of this Policy will not adversely affect the auditor’s independence.

II. Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members who are independent directors. Any member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting. In accordance with the foregoing provisions, the Audit Committee has delegated pre-approval authority to its chairman, since under the Audit Committee’s charter each member of the Audit Committee, including the chairman, is required to be an independent director.

III. Audit Services

The annual audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The

Audit Committee will monitor the audit services engagement as necessary, but no less than on a semiannual basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other audit services, which are those services that only the independent auditor reasonably can provide. Other audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the audit services in Appendix A. All other audit services not listed in Appendix A must be specifically pre-approved by the Audit Committee.

IV. Audit-Related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR.

The Audit Committee has pre-approved the audit-related services in Appendix B. All other audit-related services not listed in Appendix B must be specifically pre-approved by the Audit Committee.

V. Tax Services

The Audit Committee believes that the independent auditor can provide tax services to the Fund such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the independent auditor may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Fund’s Administrator or outside counsel to determine that the tax planning and reporting positions are consistent with this Policy.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the tax services in Appendix C. All tax services involving large and complex transactions not listed in Appendix C must be specifically pre-approved by the Audit Committee, including: tax services proposed to be provided by the independent auditor to any executive officer or director of the Fund, in his or her individual capacity, where such services are paid for by the Fund.

VI. All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as all other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the “all other” services in Appendix D. Permissible “all other” services not listed in Appendix D must be specifically pre-approved by the Audit Committee.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

VII. Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the independent auditor will be established annually by the Audit Committee. (Note that separate amounts may be specified for services to the Fund and for services to other affiliated entities that are subject to pre-approval.) Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriate ratio between the total amount of fees for audit, audit-related and tax services for the Fund (including any audit-related or tax services fees for affiliates that are subject to pre-approval), and the total amount of fees for services classified as “all other” services (including any such services for affiliates that are subject to pre-approval).

VIII. Procedures

All requests or applications for services to be provided by the independent auditor that do not require specific approval by the Audit Committee will be submitted to the Fund’s Administrator and must include a detailed description of the services to be rendered. The Administrator will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the independent auditor.

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Fund’s Administrator, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Administrator to monitor the performance of all services provided by the independent auditor and to determine whether such services are in compliance with this Policy. The Administrator will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Administrator and any member of management will immediately report to the Chairman of the Audit Committee any breach of this Policy that comes to their attention.

IX. Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Fund, consistent with applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and discussing with the independent auditor its methods and procedures for ensuring independence.

Appendix A

Pre-Approved Audit Services for Fiscal Year Ending in 2015

Dated: December 18, 2014

Service	Fees(1)
	DNP	DPG	DUC	DTF	Affiliates(2)
1. Services required under generally accepted auditing standards to perform the audit of the annual financial statements of the Fund, including performance of tax qualification tests relating to the Fund’s regulated investment company status and issuance of an internal control letter for the Fund’s Form N-SAR	(3)	(3)	(3)	(3)	N/A

2. Reading of the Fund’s semi-annual financial statements	(4)	(4)	(4)	(4)	N/A

3. Consultations by the Fund’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard setting bodies (Note: Under SEC rules, some consultations may be “audit-related” services rather than “audit” services)	(4)	(4)	(4)	(4)	N/A

(1)

In addition to the fees shown in the table, the Audit Committee has pre-approved the reimbursement of the reasonable out-of-pocket expenses incurred by the independent accountant in providing the pre-approved services.

(2)

These affiliates include the Fund’s investment adviser (excluding sub-advisers) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Fund. The Fund’s Audit Committee must pre-approve non-audit services provided not only to the Fund but also to the adviser and such other affiliated entities, where such entities provide ongoing services to the Fund and the independent accountant’s services to such entities have a direct impact on the Fund’s operations or financial reporting.

(3)

The fee for this pre-approved service is not shown in the table because the 2015 engagement letter has not yet been finalized. The comparable fee for this service for the fiscal year ended in 2014 was $69,900 for DNP, $51,000 for DPG, $53,000 for DUC and $51,000 for DTF. When the fee is determined in connection with the finalization and signing of the 2015 engagement letter, such fee will become part of this Pre-Approval Policy.

(4)

Fees for pre-approved services designated with a (4) shall either be included in the fee approved for item 1 of this Appendix A or may be separately charged, provided that the aggregate separate charges for all services designated with a (4) in Appendices A and B may not exceed 10% of the fee approved for item 1 of this Appendix A.

Appendix B

Pre-Approved Audit-Related Services for Fiscal Year Ending in 2015

Dated: December 18, 2014

Service	Fees(1)
	DNP	DPG	DUC	DTF	Affiliates(2)
1. Issuance of annual agreed-upon procedures letters relating to the Fund’s preferred stock or commercial paper, if any	(3)	(3)	(3)	(3)	N/A

2. Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters, consents), and assistance in responding to SEC comment letters	(4)	(4)	(4)	(4)	N/A

3. Agreed-upon or expanded audit procedures related to accounting records required to respond to or comply with financial, accounting or regulatory reporting matters	(4)	(4)	(4)	(4)	N/A

4. Consultations by the Fund’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be “audit” services rather than “audit-related” services)	(4)	(4)	(4)	(4)	N/A

5. General assistance with implementation of the requirements of SEC rules or listing standards promulgated pursuant to the Sarbanes-Oxley Act	(4)	(4)	(4)	(4)	N/A

(1)

In addition to the fees shown in the table, the Audit Committee has pre-approved the reimbursement of the reasonable out-of-pocket expenses incurred by the independent accountant in providing the pre-approved services.

(2)

These affiliates include the Fund’s investment adviser (excluding sub-advisers) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Fund. The Fund’s Audit Committee must pre-approve non-audit services provided not only to the Fund but also to the adviser and such other affiliated entities, where such entities provide ongoing services to the Fund and the independent accountant’s services to such entities have a direct impact on the Fund’s operations or financial reporting.

(3)

The fee for this pre-approved service is not shown in the table because the 2015 engagement letter has not yet been finalized. The comparable fee for this service for the fiscal year ended in 2014 was $0 for DNP, $0 for DPG, $0 for DUC and $0 for DTF. When the fee is determined in connection with the finalization and signing of the 2015 engagement letter, such fee will become part of this Pre-Approval Policy.

(4)

Fees for pre-approved services designated with a (4) shall either be included in the fee approved for item 1 of Appendix A or may be separately charged, provided that the aggregate separate charges for all services designated with a (4) in Appendices A and B may not exceed 10% of the fee approved for item 1 of Appendix A.

Appendix C

Pre-Approved Tax Services for Fiscal Year Ending in 2015

Dated: December 18, 2014

Service	Range of Fees(1)
	DNP	DPG	DUC	DTF	Affiliates(2)
1. Preparation of federal and state tax returns, including excise tax returns, and review of required distributions to avoid excise tax	(3)	(3)	(3)	(3)	N/A

2. Preparation of state tax returns	(3)	(3)	(3)	(3)	N/A

3. Consultations with the Fund’s management as to the tax treatment of transactions or events	(4)	(4)	(4)	(4)	N/A

4. Tax advice and assistance regarding statutory, regulatory or administrative developments	(5)	(5)	(5)	(5)	N/A

(1)

In addition to the fees shown in the table, the Audit Committee has pre-approved the reimbursement of the reasonable out-of-pocket expenses incurred by the independent accountant in providing the pre-approved services.

(2)

These affiliates include the Fund’s investment adviser (excluding sub-advisers) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Fund. The Fund’s Audit Committee must pre-approve non-audit services provided not only to the Fund but also to the adviser and such other affiliated entities, where such entities provide ongoing services to the Fund and the independent accountant’s services to such entities have a direct impact on the Fund’s operations or financial reporting.

(3)

The fee for this pre-approved service is not shown in the table because the 2015 engagement letter has not yet been finalized. The comparable fee for this service for the fiscal year ended in 2014 was $17,300 (plus $500 to $1,000 per state tax return) for DNP, $6,000 (plus $500 to $1,000 per state tax return) for DPG, $6,000 for DUC and $6,000 for DTF. When the fee is determined in connection with the finalization and signing of the 2015 engagement letter, such fee will become part of this Pre-Approval Policy.

(4)

The fee for this pre-approved service is not shown in the table because the 2015 engagement letter has not yet been finalized. The comparable fee for this service for the fiscal year ended in 2014 was $6,300 for DNP, $1,850 for DUC and $1,850 for DTF. When the fee is determined in connection with the finalization and signing of the 2015 engagement letter, such fee will become part of this Pre-Approval Policy.

(5)

Fees for pre-approved services designated with a (5) shall either be included in the fee approved for item 1 of this Appendix C or may be separately charged, provided that the aggregate separate charges for all services designated with a (5) in this Appendix C may not exceed 10% of the fee approved for item 1 of this Appendix C.

Appendix D

Pre-Approved “All Other” Services for Fiscal Year Ending in 2015

Dated: December 18, 2014

Service	Range of Fees(1)
	DNP	DPG	DUC	DTF	Affiliates(2)
None

(1)

In addition to the fees shown in the table, the Audit Committee has pre-approved the reimbursement of the reasonable out-of-pocket expenses incurred by the independent accountant in providing the pre-approved services.

(2)

These affiliates include the Fund’s investment adviser (excluding sub-advisers) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Fund. The Fund’s Audit Committee must pre-approve non-audit services provided not only to the Fund but also to the adviser and such other affiliated entities, where such entities provide ongoing services to the Fund and the independent accountant’s services to such entities have a direct impact on the Fund’s operations or financial reporting.

Appendix E

Prohibited Non-Audit Services

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser or investment banking services

•	Legal services

•	Expert services unrelated to the audit

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

We encourage you to take advantage of Internet or telephone voting.

Both are available 24 hours a day, 7 days a week.

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

Please detach at perforation before mailing.

PROXY	DNP SELECT INCOME FUND INC.	PROXY

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 18, 2015

COMMON STOCK

PROXY SOLICITED BY MANAGEMENT FROM COMMON SHAREHOLDERS. Nathan I. Partain, T. Brooks Beittel and Alan M. Meder or any of them, each with full power of substitution, are authorized to vote all shares of common stock of DNP Select Income Fund Inc. (the “Fund”) owned by the undersigned at the Annual Meeting of Shareholders to be held June 18, 2015, and at any adjournment of the meeting. They shall vote in accordance with the instructions set forth on the reverse side hereof.

VOTE VIA THE INTERNET:  www.proxy-direct.com

VOTE VIA THE TELEPHONE:  1-800-337-3503

Note:  PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS PROXY CARD. When signing as custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your title as such. Joint owners should each sign.

Signature

Signature (if held jointly)

Date	DNP_26343_040615

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Shareholders to Be Held on June 18, 2015.

The Notice of Meeting, Proxy Statement and Proxy Card are available at:

www.proxy-direct.com/dnp-26343

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

If no specific instructions are provided, this proxy will be voted “FOR” the election of directors and in the discretion of the proxies upon such other business as may properly come before the meeting.

Your Board of Directors unanimously recommends a vote “FOR” the following proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:

1a.	Election of Directors:	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

	01. Donald C. Burke 02. Stewart E. Conner 03. Eileen A. Moran 04. David J. Vitale	☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

2.	Transact such other business as may properly come before the meeting, or any adjournment or postponement thereof.

CHANGE OF ADDRESS	COMMENTS

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

DNP_26343_040615

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

We encourage you to take advantage of Internet or telephone voting.

Both are available 24 hours a day, 7 days a week.

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

Please detach at perforation before mailing.

PROXY	DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.	PROXY

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 18, 2015

COMMON STOCK

PROXY SOLICITED BY MANAGEMENT FROM COMMON SHAREHOLDERS. Nathan I. Partain, T. Brooks Beittel and Alan M. Meder or any of them, each with full power of substitution, are authorized to vote all shares of common stock of Duff & Phelps Utility and Corporate Bond Trust Inc. (the “Fund”) owned by the undersigned at the Annual Meeting of Shareholders to be held June 18, 2015, and at any adjournment of the meeting. They shall vote in accordance with the instructions set forth on the reverse side hereof.

VOTE VIA THE INTERNET:  www.proxy-direct.com

VOTE VIA THE TELEPHONE:  1-800-337-3503

Note:  PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS PROXY CARD. When signing as custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your title as such. Joint owners should each sign.

Signature

Signature (if held jointly)

Date	DUC_26343_040615

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Shareholders to Be Held on June 18, 2015.

The Notice of Meeting, Proxy Statement and Proxy Card are available at:

www.proxy-direct.com/dnp-26343

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

If no specific instructions are provided, this proxy will be voted “FOR” the election of directors and in the discretion of the proxies upon such other business as may properly come before the meeting.

Your Board of Directors unanimously recommends a vote “FOR” the following proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:

1c.	Election of Directors:	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

	01. Donald C. Burke 02. Stewart E. Conner 03. Eileen A. Moran 04. David J. Vitale	☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

2.	Transact such other business as may properly come before the meeting, or any adjournment or postponement thereof.

CHANGE OF ADDRESS	COMMENTS

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

DUC_26343_040615

ANNUAL MEETING OF SHAREHOLDERS OF

DTF TAX-FREE INCOME INC.

June 18, 2015

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, proxy statement and proxy card

are available at http://www.astproxyportal.com/ast/14676

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

Please detach along perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1d. Election of Directors:				The undersigned hereby acknowledges receipt of the accompanying Notice of Joint Annual Meeting and Joint Proxy Statement for the Annual Meeting to be held on June 18, 2015.
NOMINEES:
☐	FOR ALL NOMINEES	Donald C. Burke Stewart E. Conner Eileen A. Moran David J. Vitale
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES
☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s) mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:  Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

1

DTF TAX-FREE INCOME INC.

PROXY SOLICITED BY MANAGEMENT FROM COMMON SHAREHOLDERS

FOR MEETING TO BE HELD ON JUNE 18, 2015

Nathan I. Partain, T. Brooks Beittel and Alan M. Meder or any of them, each with full power of substitution, are authorized to vote all shares of common stock of DTF Tax-Free Income Inc. owned by the undersigned at the meeting of shareholders to be held June 18, 2015, and at any adjournment of the meeting. They shall vote in accordance with the instructions set forth on the reverse side hereof.

If no specific instructions are provided, this proxy will be voted “FOR” the election of directors and in the discretion of the proxies upon such other business as may properly come before the meeting.

(Continued and to be signed and dated on the reverse side.)

COMMENTS:

1.1	14475

ANNUAL MEETING OF SHAREHOLDERS OF

DTF TAX-FREE INCOME INC.

June 18, 2015

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page, and use the Company Number and Account Number shown on your proxy card.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

COMPANY NUMBER

ACCOUNT NUMBER

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/14676

    Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1d. Election of Directors:				The undersigned hereby acknowledges receipt of the accompanying Notice of Joint Annual Meeting and Joint Proxy Statement for the Annual Meeting to be held on June 18, 2015.
NOMINEES:
☐	FOR ALL NOMINEES	Donald C. Burke Stewart E. Conner Eileen A. Moran David J. Vitale
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES
☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:   Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

We encourage you to take advantage of Internet or telephone voting.

Both are available 24 hours a day, 7 days a week.

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

Please detach at perforation before mailing.

PROXY	DTF TAX-FREE INCOME INC.	PROXY

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 18, 2015

PREFERRED STOCK

PROXY SOLICITED BY MANAGEMENT FROM PREFERRED SHAREHOLDERS. Nathan I. Partain, T. Brooks Beittel and Alan M. Meder or any of them, each with full power of substitution, are authorized to vote all shares of preferred stock of DTF Tax-Free Income Inc. (the “Fund”) owned by the undersigned at the Annual Meeting of Shareholders to be held June 18, 2015, and at any adjournment of the meeting. They shall vote in accordance with the instructions set forth on the reverse side hereof.

VOTE VIA THE INTERNET:  www.proxy-direct.com

VOTE VIA THE TELEPHONE:  1-800-337-3503

Note:  PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS PROXY CARD. When signing as custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your title as such. Joint owners should each sign.

Signature

Signature (if held jointly)

Date	DTF_26343_041315-Pref

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Shareholders to Be Held on June 18, 2015.

The Notice of Meeting, Proxy Statement and Proxy Card are available at:

www.proxy-direct.com/dnp-26343

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

If no specific instructions are provided, this proxy will be voted “FOR” the election of directors and in the discretion of the proxies upon such other business as may properly come before the meeting.

Your Board of Directors unanimously recommends a vote “FOR” the following proposals.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:

1d.	Election of Directors:	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

	01. Donald C. Burke 02. Stewart E. Conner 03. Eileen A. Moran 04. David J. Vitale	☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

2.	Transact such other business as may properly come before the meeting, or any adjournment or postponement thereof.

CHANGE OF ADDRESS	COMMENTS

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

DTF_26343_041315-Pref

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposal — The Board of Directors recommends a vote FOR all the nominees listed.

1b. Election of Directors:	01 - Donald C. Burke	02 - Stewart E. Conner	03 - Eileen A. Moran 04 - David J. Vitale

☐	Mark here to vote FOR all nominees

☐	Mark here to WITHHOLD vote from all nominees
		01	02	03	04
☐	For All EXCEPT - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right.	☐	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

B	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

The undersigned hereby acknowledges receipt of the accompanying Notice of Joint Annual Meeting and Joint Proxy Statement for the Annual Meeting to be held on June 18, 2015. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

ANNUAL MEETING OF SHAREHOLDERS OF

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

June 18, 2015

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, proxy statement and proxy card

are available at www.dpgfund.com/proxy

Please sign, date and mail your proxy card in the

envelope provided as soon as possible.

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Duff & Phelps Global Utility Income Fund Inc.
Annual Meeting of Shareholders
Proxy Solicited by Management from Common Shareholders for Meeting to be Held on June 18, 2015

Nathan I. Partain, T. Brooks Beittel and Alan M. Meder or any of them, each with full power of substitution, are authorized to vote all shares of common stock Duff & Phelps Global Utility Income Fund Inc. owned by the undersigned at the meeting of shareholders to be held June 18, 2015, and at any adjournment of the meeting. They shall vote in accordance with the instructions set forth on the reverse side hereof.

If no specific instructions are provided, this proxy will be voted “FOR” the election of directors and in the discretion of the proxies upon such other business as may properly come before the meeting.

(Continued and to be signed and dated on the reverse side.)

DNP SELECT INCOME FUND INC.

IMPORTANT PROXY INFORMATION

Your Vote Counts!

PLEASE USE THE 14 DIGIT CONTROL NUMBER & 8 DIGIT SECURITY CODE LISTED IN THE BOXES BELOW WHEN REQUESTING MATERIAL VIA THE TELEPHONE & INTERNET. When you are ready to vote, you can use the same Control Number & Security Code to record your vote.

Shareholder Meeting Notice – THIS IS NOT A PROXY – Please read carefully for voting instructions.

Important Notice Regarding the Availability of Proxy Materials for the DNP Select Income Fund Inc. Shareholders Meeting to Be Held on June 18, 2015.

As a shareholder, it is important for you to vote!

On the back of this notice, you will find a summary of the proposals that require a shareholder vote at the Meeting.

This communication is NOT a form for voting and presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Proxy Statement for the Meeting and Form of Proxy are available at: https://www.proxy-direct.com/dnp-26343

If you want to receive a paper copy of the documents or an email with a link to the documents, you must request them. There is no charge to you for requesting a copy. Paper materials will be mailed to the address on file within 3-business days of receipt of the request. Please make your request as soon as possible, but no later than June 8, 2015, to facilitate timely delivery. The Meeting of Shareholders of DNP Select Income Fund Inc. will be held on June 18, 2015, at 1:00 p.m., Central Time, at the offices of Duff & Phelps Investment Management Co., Chicago, Illinois. To obtain directions to attend the meeting and vote in person, call 1-888-878-7845.

ONLINE MATERIAL ACCESS AND PAPER COPY REQUESTS CAN BE MADE UTILIZING ONE OF THE THREE METHODS BELOW. YOU CAN ALSO USE ONE OF THESE THREE METHODS TO ELECT A PERMANENT DELIVERY PREFERENCE FOR FUTURE MEETINGS.

ACCESS MATERIALS AND VOTE OR REQUEST PAPER DELIVERY OF MATERIALS

EASY ONLINE ACCESS – REQUEST BY INTERNET

Log on to the Internet and go to: https://www.proxy-direct.com/dnp-26343 On this site you can view the Proxy Statement and Form of Proxy online, request paper copies, request an email with a link to the materials and/or set future delivery preferences. Just follow the steps outlined on this secure website.

TELEPHONE REQUESTS - CALL 1-877-816-5331

Obtain paper copies of the Proxy Statement and/or Form of Proxy with an option to set future delivery preference by touch tone phone. Call toll free from the U.S. or Canada at NO CHARGE to you. Follow the instructions provided in the recorded messages.

E-MAIL REQUEST AT: proxymaterials@computershare.com:

Email us to request Proxy Materials for the shareholder meeting and/or to set future delivery preferences.

-   Provide only your 14-Digit Control Number and 8-Digit Security Code as listed on this notice in your email request for materials.

-   If you want to elect to receive all future proxy materials in paper form or via email, please note your request and for email, provide the address.

PAPER COPY REQUESTS SHOULD BE MADE NO LATER THAN JUNE 8, 2015, TO FACILITATE TIMELY DELIVERY.

DNP_26343_NA_042715

Your Fund Holdings:

FUND

DNP SELECT INCOME FUND INC.

The following matter will be considered at the Meeting:

1a.	To vote for the election of four directors.

The Board of Directors unanimously recommends that shareholders vote “FOR” each nominee to the Board of Directors identified in the Proxy Statement.

If you wish to attend and vote at the Meeting, please bring this notice and proper identification with you to the Meeting.

Please refer to the Proxy Materials for further details on the proposals.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN

Common Questions about Notice and Access

Why am I receiving a Notice of Internet Availability instead of a Proxy card and Proxy statement?

Your fund has elected to utilize a distribution model authorized by the Securities and Exchange Commission in 2007. This model, known as Notice and Access, allows mutual funds and public companies to send you a Notice instead of a full set of printed proxy materials. As a shareholder, you can select the means by which you access those proxy materials. You can view the materials electronically via the Internet, or request a full set of printed materials for this Shareholder Meeting and all future meetings, or you can make that choice on a case by case basis.

How do I access the materials, set my preference for future shareholder meeting materials and record my vote?

On the front side of this Notice are easy to follow instructions on how to access Proxy materials electronically or request a full set of printed materials. Once you are on the website or ordering on the phone, you can also make your selection for future meetings.

When you are ready to vote, electronic voting is available by Internet or Touch Tone Phone by using the Control Number and Security Code on the front of this Notice. The Touch Tone voting phone number is different from the ordering phone number and is displayed on the website. If you want to vote via Mail, you will need to request a paper copy of the materials to receive a Proxy Card and Return Envelope.

If I request printed proxy materials, how long will it take for me to receive them?

The SEC rule requires that the materials be sent via first class mail within three business days of receipt of your request.

DNP_26343_NA_042715

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

IMPORTANT PROXY INFORMATION

Your Vote Counts!

PLEASE USE THE 14 DIGIT CONTROL NUMBER & 8 DIGIT SECURITY CODE LISTED IN THE BOXES BELOW WHEN REQUESTING MATERIAL VIA THE TELEPHONE & INTERNET. When you are ready to vote, you can use the same Control Number & Security Code to record your vote.

Shareholder Meeting Notice – THIS IS NOT A PROXY – Please read carefully for voting instructions.

Important Notice Regarding the Availability of Proxy Materials for the Duff & Phelps Utility and Corporate Bond Trust Inc. Shareholders Meeting to Be Held on June 18, 2015.

As a shareholder, it is important for you to vote!

On the back of this notice, you will find a summary of the proposals that require a shareholder vote at the Meeting.

This communication is NOT a form for voting and presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Proxy Statement for the Meeting and Form of Proxy are available at: https://www.proxy-direct.com/dnp-26343

If you want to receive a paper copy of the documents or an email with a link to the documents, you must request them. There is no charge to you for requesting a copy. Paper materials will be mailed to the address on file within 3-business days of receipt of the request. Please make your request as soon as possible, but no later than June 8, 2015, to facilitate timely delivery. The Meeting of Shareholders of Duff & Phelps Utility and Corporate Bond Trust Inc. will be held on June 18, 2015, at 1:00 p.m., Central Time, at the offices of Duff & Phelps Investment Management Co., Chicago, Illinois. To obtain directions to attend the meeting and vote in person, call 1-888-878-7845.

ONLINE MATERIAL ACCESS AND PAPER COPY REQUESTS CAN BE MADE UTILIZING ONE OF THE THREE METHODS BELOW. YOU CAN ALSO USE ONE OF THESE THREE METHODS TO ELECT A PERMANENT DELIVERY PREFERENCE FOR FUTURE MEETINGS.

ACCESS MATERIALS AND VOTE OR REQUEST PAPER DELIVERY OF MATERIALS

EASY ONLINE ACCESS – REQUEST BY INTERNET

Log on to the Internet and go to: https://www.proxy-direct.com/dnp-26343 On this site you can view the Proxy Statement and Form of Proxy online, request paper copies, request an email with a link to the materials and/or set future delivery preferences. Just follow the steps outlined on this secure website.

TELEPHONE REQUESTS - CALL 1-877-816-5331

Obtain paper copies of the Proxy Statement and/or Form of Proxy with an option to set future delivery preference by touch tone phone. Call toll free from the U.S. or Canada at NO CHARGE to you. Follow the instructions provided in the recorded messages.

E-MAIL REQUEST AT: proxymaterials@computershare.com:

Email us to request Proxy Materials for the shareholder meeting and/or to set future delivery preferences.

-   Provide only your 14-Digit Control Number and 8-Digit Security Code as listed on this notice in your email request for materials.

-   If you want to elect to receive all future proxy materials in paper form or via email, please note your request and for email, provide the address.

PAPER COPY REQUESTS SHOULD BE MADE NO LATER THAN JUNE 8, 2015, TO FACILITATE TIMELY DELIVERY.

DUC_26343_NA_042715

Your Fund Holdings:

FUND

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

The following matter will be considered at the Meeting:

1c.	To vote for the election of four directors.

The Board of Directors unanimously recommends that shareholders vote “FOR” each nominee to the Board of Directors identified in the Proxy Statement.

If you wish to attend and vote at the Meeting, please bring this notice and proper identification with you to the Meeting.

Please refer to the Proxy Materials for further details on the proposals.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN

Common Questions about Notice and Access

Why am I receiving a Notice of Internet Availability instead of a Proxy card and Proxy statement?

Your fund has elected to utilize a distribution model authorized by the Securities and Exchange Commission in 2007. This model, known as Notice and Access, allows mutual funds and public companies to send you a Notice instead of a full set of printed proxy materials. As a shareholder, you can select the means by which you access those proxy materials. You can view the materials electronically via the Internet, or request a full set of printed materials for this Shareholder Meeting and all future meetings, or you can make that choice on a case by case basis.

How do I access the materials, set my preference for future shareholder meeting materials and record my vote?

On the front side of this Notice are easy to follow instructions on how to access Proxy materials electronically or request a full set of printed materials. Once you are on the website or ordering on the phone, you can also make your selection for future meetings.

When you are ready to vote, electronic voting is available by Internet or Touch Tone Phone by using the Control Number and Security Code on the front of this Notice. The Touch Tone voting phone number is different from the ordering phone number and is displayed on the website. If you want to vote via Mail, you will need to request a paper copy of the materials to receive a Proxy Card and Return Envelope.

If I request printed proxy materials, how long will it take for me to receive them?

The SEC rule requires that the materials be sent via first class mail within three business days of receipt of your request.

DUC_26343_NA_042715

Important Notice of Availability of Proxy Materials for the Shareholder Meeting of

DTF TAX-FREE INCOME INC.

To Be Held On:

June 18, 2015 at 1:00 p.m., Central time

200 S. Wacker Drive, 34th Floor, Chicago, Illinois 60606

COMPANY NUMBER

ACCOUNT NUMBER

CONTROL NUMBER

This communication presents only an overview of the more complete proxy materials that are available to you on the internet. we encourage you to access and review all of the important information contained in the proxy materials before voting.

if you want to receive a paper or e-mail copy of the proxy materials you must request one. there is no charge to you for requesting a copy. to facilitate timely delivery please make the request as instructed below before 06/08/15.

Please visit http://www.astproxyportal.com/ast/14676, where the following materials are available for view:

• Notice of Annual Meeting of Stockholders • Proxy Statement • Form of Electronic Proxy Card
TO REQUEST MATERIAL:	TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers)
E-MAIL: info@amstock.com WEBSITE: http://www.amstock.com/proxyservices/requestmaterials.asp
TO VOTE:

ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

IN PERSON: You may vote your shares in person by attending the Annual Meeting.

TELEPHONE: To vote by telephone, please visit www.voteproxy.com to view the materials and to obtain the toll free number to call.

MAIL: You may request a card by following the instructions above.

1d. Election of Directors: NOMINEES: Donald C. Burke Stewart E. Conner Eileen A. Moran David J. Vitale Please note that you cannot use this notice to vote.	The undersigned hereby acknowledges receipt of the accompanying Notice of Joint Annual Meeting and Joint Proxy Statement for the Annual Meeting to be held on June 18, 2015.

DTF TAX-FREE INCOME INC.

IMPORTANT PROXY INFORMATION

Your Vote Counts!

PLEASE USE THE 14 DIGIT CONTROL NUMBER & 8 DIGIT SECURITY CODE LISTED IN THE BOXES BELOW WHEN REQUESTING MATERIAL VIA THE TELEPHONE & INTERNET. When you are ready to vote, you can use the same Control Number & Security Code to record your vote.

Shareholder Meeting Notice – THIS IS NOT A PROXY – Please read carefully for voting instructions.

Important Notice Regarding the Availability of Proxy Materials for the DTF Tax-Free Income Inc. Shareholders Meeting to Be Held on June 18, 2015.

As a shareholder, it is important for you to vote!

On the back of this notice, you will find a summary of the proposals that require a shareholder vote at the Meeting.

This communication is NOT a form for voting and presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Proxy Statement for the Meeting and Form of Proxy are available at: https://www.proxy-direct.com/dnp-26343

If you want to receive a paper copy of the documents or an email with a link to the documents, you must request them. There is no charge to you for requesting a copy. Paper materials will be mailed to the address on file within 3-business days of receipt of the request. Please make your request as soon as possible, but no later than June 8, 2015, to facilitate timely delivery. The Meeting of Shareholders of DTF Tax-Free Income Inc. will be held on June 18, 2015, at 1:00 p.m., Central Time, at the offices of Duff & Phelps Investment Management Co., Chicago, Illinois. To obtain directions to attend the meeting and vote in person, call 1-888-878-7845.

ONLINE MATERIAL ACCESS AND PAPER COPY REQUESTS CAN BE MADE UTILIZING ONE OF THE THREE METHODS BELOW. YOU CAN ALSO USE ONE OF THESE THREE METHODS TO ELECT A PERMANENT DELIVERY PREFERENCE FOR FUTURE MEETINGS.

ACCESS MATERIALS AND VOTE OR REQUEST PAPER DELIVERY OF MATERIALS

EASY ONLINE ACCESS – REQUEST BY INTERNET

Log on to the Internet and go to: https://www.proxy-direct.com/dnp-26343 On this site you can view the Proxy Statement and Form of Proxy online, request paper copies, request an email with a link to the materials and/or set future delivery preferences. Just follow the steps outlined on this secure website.

TELEPHONE REQUESTS - CALL 1-877-816-5331

Obtain paper copies of the Proxy Statement and/or Form of Proxy with an option to set future delivery preference by touch tone phone. Call toll free from the U.S. or Canada at NO CHARGE to you. Follow the instructions provided in the recorded messages.

E-MAIL REQUEST AT: proxymaterials@computershare.com:

Email us to request Proxy Materials for the shareholder meeting and/or to set future delivery preferences.

-   Provide only your 14-Digit Control Number and 8-Digit Security Code as listed on this notice in your email request for materials.

-   If you want to elect to receive all future proxy materials in paper form or via email, please note your request and for email, provide the address.

PAPER COPY REQUESTS SHOULD BE MADE NO LATER THAN JUNE 8, 2015, TO FACILITATE TIMELY DELIVERY.

DTF_PFD_26343_NA_042715

Your Fund Holdings:

FUND

DTF TAX-FREE INCOME INC. – PREFERRED SHARES

The following matter will be considered at the Meeting:

1d.	To vote for the election of four directors.

The Board of Directors unanimously recommends that shareholders vote “FOR” each nominee to the Board of Directors identified in the Proxy Statement.

If you wish to attend and vote at the Meeting, please bring this notice and proper identification with you to the Meeting.

Please refer to the Proxy Materials for further details on the proposals.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN

Common Questions about Notice and Access

Why am I receiving a Notice of Internet Availability instead of a Proxy card and Proxy statement?

Your fund has elected to utilize a distribution model authorized by the Securities and Exchange Commission in 2007. This model, known as Notice and Access, allows mutual funds and public companies to send you a Notice instead of a full set of printed proxy materials. As a shareholder, you can select the means by which you access those proxy materials. You can view the materials electronically via the Internet, or request a full set of printed materials for this Shareholder Meeting and all future meetings, or you can make that choice on a case by case basis.

How do I access the materials, set my preference for future shareholder meeting materials and record my vote?

On the front side of this Notice are easy to follow instructions on how to access Proxy materials electronically or request a full set of printed materials. Once you are on the website or ordering on the phone, you can also make your selection for future meetings.

When you are ready to vote, electronic voting is available by Internet or Touch Tone Phone by using the Control Number and Security Code on the front of this Notice. The Touch Tone voting phone number is different from the ordering phone number and is displayed on the website. If you want to vote via Mail, you will need to request a paper copy of the materials to receive a Proxy Card and Return Envelope.

If I request printed proxy materials, how long will it take for me to receive them?

The SEC rule requires that the materials be sent via first class mail within three business days of receipt of your request.

DTF_PFD_26343_NA_042715